Amedisys, Inc. www.amedisys.com NASDAQ: AMED January 2007 Exhibit 99.1

Statements contained in this presentation which are not historical facts are forward-looking statements. These forward-looking
statements and all other statements that may be contained in this presentation that are not historical facts are subject to a number of risks and uncertainties, and actual results may differ materially than those forecasted. Such forward-looking statements are estimates reflecting the best judgment of Amedisys, Inc. management based upon currently available information. Certain factors which could affect the accuracy of such forward-looking statements are identified in the public filings made by Amedisys, Inc. with the Securities and
Exchange Commission, and forward-looking statements contained herein, or other public statements of Amedisys, Inc. or its
management should be considered in light of those factors.
Forward Looking Statements

Investment Highlights
• Large, growing and fragmented industry
• Focus on home nursing and related services to Medicare population
• Strong internal growth and cash flow with low recurring cap ex
• Proven operating model supported by sophisticated technology system
• Demonstrated ability to identify and integrate acquisitions
• Substantial liquidity and balance sheet capacity to fund external growth
• Extensive delivery platform ideally positioned for Medicare disease management initiatives and payor diversification
• Experienced management team

Management Team
•
William F. Borne - Chairman and Chief Executive Officer
- CEO since founding the Company in 1982
- Registered nurse, extensive hospital administrative and clinical experience
•
Larry R. Graham - President and Chief Operating Officer
- Joined Amedisys in 1996; COO since 1999; President since 2004
- General Health Systems
- Arthur Andersen
•
John F. Giblin, CPA - Chief Financial Officer
- Joined Amedisys in October 2006
- CFO of Crawford & Company
- Arthur Andersen

Corporate Overview
• Leading provider of home nursing services
• 275
1
locations primarily in the southern United States
• Services include skilled nursing and therapy
• Medicare accounts for approximately 93% of revenue year-to-
date
• Hospice care accounts for ~ 7% of revenue year-to-date
1) As of December 31, 2006

14
14
13
13
11
11
26
26
49
49
40
40
18
18
4
4
41
41
16
16
1
1
5
5
1
1
5
5
7
7
3
3
3
3
Our Locations
1
• Largest home nursing provider in the
southern United States
- 261 home nursing locations
(shown)
- 14 hospice locations
1) As of December 3, 2006
CON State
Non-CON State
1
1
3
3

Our Strategy
• Focus on Medicare-eligible patients
• Develop and deploy specialized nursing programs
• Expand disease management capabilities
• Prioritize internal growth
• Select, acquire and integrate quality home care agencies
• Leverage cost-efficient operating platform

• Home health
care is a $62.8
billion
industry
•
Home nursing
is the
largest
segment
in the
home health
industry
• Medicare
spending for
home nursing
totaled $13.1
billion
in 2005
Home Health Care Spending
Home Health Industry Expenditures ($ billions)
Medicare
Home Nursing
$13.1
Home Nursing
(Commercial,
Medicaid &
Other)
$23.3
Home Nursing
$46.1
Infusion
Therapy
$5.5
Durable Medical
Equipment
$2.8
Respiratory
Therapy
$8.4
Hospice $9.7
Source:  Company Reports, CMS and CIBC World Markets Corp. estimates for 2005

Home Nursing Market
• Industry is highly fragmented
• 8,100 Medicare-certified nursing agencies
• Most are single-site or small local or regional providers:
- Independently-owned agencies
- Visiting nurse associations
- Facility- and hospital-based agencies
• Publicly-owned providers account for less than 7% of the
home nursing market

Industry Growth Drivers
• Trend from inpatient to home-based care:
- Patient preference
- Payor incentives
- Technology advancements
• Demographics – aging population
• Increased prevalence of chronic and co-morbid conditions

Internal Growth
- Overall industry growth
- Expanded and more effective sales force
- Comprehensive range of clinical programs
- Enhanced referral source education efforts
- Increased focus on start-ups
• Strong internal growth in Medicare admissions
- Approximately 11% for Q3 2006 and 13% year-to-date
• Internal growth being driven by:

Start-Up Strategy
• Start-ups typically generate $1.5 - $2.0 million in run-rate revenue by the end of their second year of operations
• ~ 18 months to recoup the $250,000 - $350,000 investment
Yearly Start-Ups
8
13
25
40
36
0
10
20
30
40
2003 2004 2005 2006 2007
* As of December 31, 2006
Completed
Projected

Acquisition Strategy
Disciplined approach
• Acquisition criteria:
- Defined pricing objectives
- Targeted geographic profile
- Compatible payor mix
- Consistent clinical metrics
- Expandable referral base
- Opportunities for internal growth
• Target hospital-based and multi-site agencies
• Seven acquisitions over the last twelve months; 15 agencies representing $20 million in revenues

Investments in Technology
• Strategic advantages from technology
• Standardized processes:
- Automated review of assessment forms
- Automatic scheduling
- Web-based HR and payroll system
• Centralized management of clinical oversight/utilization:
- Real-time episode analysis
- Daily/weekly review of quality indicators
- Executive information system
• Point of care roll-out currently underway:
- Rolled out to 72 sites as of 9/30/06 and 90 by year-end 2006
- Target completion date: June 2007
- Expect $1.0 - $1.5 million in quarterly savings beginning 3Q 2007
- One-time cap ex investment of $9 - $10 million

Comprehensive Compliance Program
Local Level
• Clinical nurse review of
assessments
• Standardized care plans
• Physician
review/approval
• Weekly case conferences
• Monthly audits
• End of episode case
review
• Point-of-care system
enhances clinical
documentation accuracy
with real-time
assessment input
Regional Level Corporate Level
• Unannounced
compliance & billing
audits
• Regional directors
monitor compliance
status and resolve
errors
• Real-time monitoring
capability of local level
activity via point-of-
care system
• Semi-annual
clinical/compliance
reviews
• Compliance review of
metric variances
• Compliance manager
site visits
• Compliance training for
all employees
• Compliance concerns
hotline
• Annual Sarbanes-Oxley
audit

Medicare Prospective Payment System
• Implemented in October 2000
• Base payment for 60-day episode of care
- Adjusted for patient acuity and market factors
- Reviewed and updated annually
• Encourages efficient delivery of care
• Benefits high-quality/low-cost providers

16 Medicare Reimbursement • Outlook for 2007 and 2008 - Market basket - Case mix weighting - Rural add-on - Therapy threshold

17 Financial Highlights • Increasing revenue • Expanding margins • Cash flow/low cap ex requirements • Consistent EPS growth • Strong balance sheet to fund future growth

EBITDA is net income before provision for income taxes, net interest expense, and depreciation and amortization. EBITDA should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance. Rather, EBITDA is presented because it is a widely accepted supplemental financial measure that we believe provides relevant and useful information. Our calculation of EBITDA may not be comparable to a similarly titled measure reported by other companies, since all companies do not calculate this non-GAAP measure in the same manner.
1) Per share amounts have been adjusted for the 4:3 split announced by the Company on October 25, 2006. The record date for that split is November 27, 2006.
Summary Financial Results
1
CY2004 CY2005 2005 2006
Net revenue $227.1 $381.6 $262.7 $397.1
Period-over-period growth 59.4% 68.0% 61.5% 51.2%
Gross margin 131.0 218.5 152.1 224.8
Margin 57.7% 57.3% 57.9% 56.6%
Operating income 33.4 50.1 38.2 46.5
Margin 14.7% 13.1% 14.5% 11.7%
EBITDA 37.4 57.2 43.3 53.8
Margin 16.4% 15.0% 16.5% 13.5%
Fully-diluted EPS $1.14 $1.41 $1.08 $1.23
Period-over-period growth 81.0% 23.7% 28.6% 13.9%
Nine Months
Ended September 30,
($ millions, except per share data)

EBITDA is net income before provision for income taxes, net interest expense, and depreciation and amortization. EBITDA should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance. Rather, EBITDA is presented because it is a widely accepted supplemental financial measure that we believe provides relevant and useful information. Our calculation of EBITDA may not be comparable to a similarly titled measure reported by other companies, since all companies do not calculate this non-GAAP measure in the same manner.
($ millions, except per share data)
Summary Quarter Financial Results
Q1 Q2 Q3
Net revenue $127.2 $132.9 $137.0
Period-over-period growth 80.6% 66.0% 22.2%
Gross margin 71.4 76.2 77.2
Margin 56.2% 57.4% 56.3%
Operating income 12.7 15.7 18.2
Margin 10.0% 11.8% 13.3%
EBITDA 15.2 18.2 20.4
Margin 11.9% 13.7% 14.9%
Fully-diluted EPS $0.34 $0.42 $0.48
Period-over-period growth --- 10.5% 33.3%
Calendar Year 2006

2004
Net Revenue
• Revenue of $381.6 million
in 2005; 68.0% year-over-
year growth
• Revenue of $397.1 million
year-to-date 2006; 51.2%
period-over-period growth
• Revenue of $137.0 million
for 3Q 2006; 22.2%
quarter-over-quarter growth
• Strong internal growth
Year-Over-Year Revenue
($ millions)
$0
$100
$200
$300
$400
$500
2003 2005 YTD 2006
Quarterly Revenue
($ millions)
$0
$20
$40
$60
$80
$100
$120
$140
$160
Q1 Q2 Q3 Q4
2005
2006

EBITDA
1
• EBITDA of $57.2 million in
2005; 52.9% year-over-year
increase
• EBITDA of $53.8 million
year-to-date 2006; 24.2%
period-over-period
increase
• EBITDA of $20.4 million for
3Q 2006; 25.8% quarter-
over-quarter increase
1) EBITDA is net income before provision for income taxes, net interest expense, and depreciation and amortization. EBITDA should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance. Rather, EBITDA is presented because it is a widely accepted supplemental financial measure that we believe provides relevant and useful information. Our calculation of EBITDA may not be comparable to a similarly titled measure reported by other companies, since all companies do not calculate this non-GAAP measure in the same manner.
Year-Over-Year EBITDA
($ millions)
$0
$10
$20
$30
$40
$50
$60
$70
2003 2004 2005 YTD 2006
Quarterly EBITDA
($ millions)
$0
$10
$20
$30
Q1 Q2 Q3 Q4
2005
2006

Earnings Per Share
1
• Fully-diluted EPS of $1.41
for 2005; 23.7% year-over-
year increase
• Fully-diluted EPS of $1.23
year-to-date 2006; 13.9%
period-over-period
increase
• Fully-diluted EPS of $0.48
for 3Q 2006; 33.3%
quarter-over-quarter
increase
1) Results have been adjusted for the 4:3 split
announced by the Company on October 25, 2006.
The record date for that split is November 27, 2006.
Year-Over-Year EPS
1
$0.00
$0.20
$0.40
$0.60
$0.80
$1.00
$1.20
$1.40
$1.60
2003 2004 2005 YTD 2006
Quarterly EPS
1
$0.00
$0.10
$0.20
$0.30
$0.40
$0.50
$0.60
Q1 Q2 Q3 Q4
2005
2006

Capitalization Summary
($ in thousands)
September 30, 2006
Actual Adjusted
Cash and cash equivalents $9,855 $84,655
Debt and capital lease obligations:
Long-term debt, including current portion $47,137 $4,012
Capital lease obligations, including current portion 792 792
Total debt and capital lease obligations 47,929 4,804
Stockholders' equity 231,754 348,688
Total capitalization $279,683 $353,492
Net debt / LTM EBITDA 0.6x ---

Guidance
1) Excludes one time charges associated with payment in full and termination of the Company’s credit agreement.
2) Assumes no market basket increase or utilization of proceeds.
CY2006
1
Net revenue: $530 - $540 million
EPS: $1.73 - $1.77
Diluted shares: 22.3 million
CY2007
2
Organic revenue growth:
~ 15%
EBITDA margin:
~ 15%

Investment Highlights
• Large, growing and fragmented industry
• Focus on home nursing and related services to Medicare population
• Strong internal growth and cash flow with low recurring cap ex
• Proven operating model supported by sophisticated technology system
• Demonstrated ability to identify and integrate acquisitions
• Substantial liquidity and balance sheet capacity to fund external growth
• Extensive delivery platform ideally positioned for Medicare disease management initiatives and payor diversification
• Experienced management team

Contact Information
Larry Graham
President/COO
Amedisys, Inc.
5959 S. Sherwood Forest Boulevard
Baton Rouge, LA 70816
Office – 225.292.2031
Fax – 225.295.9624
lgraham@amedisys.com
John Giblin
CFO
Amedisys, Inc.
5959 S. Sherwood Forest Boulevard
Baton Rouge, LA 70816
Office – 225.292.2031
Fax – 225.295.9624
jgiblin@amedisys.com